UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

                                                                              MID-WISCONSIN FINANCIAL SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

                                                                                                NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mid-Wisconsin Financial Services, Inc.

____________________________

Notice of 2008 Annual Meeting of Shareholders

Proxy Statement

2007 Form 10-K Annual Report

Mid-Wisconsin Financial Services, Inc.

Notice of Annual Meeting of Shareholders

_______________

The annual meeting of shareholders of Mid-Wisconsin Financial Services, Inc. will be held at the Simek Recreational Center, 1037 West Broadway Avenue, Medford, Wisconsin, on April 22, 2008, at 5:00 p.m. local time.  Registration will begin at 4:30 p.m. to allow the meeting to begin promptly at 5:00 p.m.  The following proposals will be presented to the shareholders at the annual meeting:

1.

The election of three Class I directors for terms that will expire at the annual meeting of shareholders to be held in 2011;

2.

Approval of the appointment of Wipfli LLP as independent auditor for the year ending December 31, 2008; and

3.

Any other business that properly comes before the meeting.

The record date for determining the holders of common stock entitled to notice of and to vote at the annual meeting or any adjournment thereof is February 29, 2008.

Please promptly vote, sign, date, and return the enclosed proxy in the enclosed envelope.

March 20, 2008

By order of the Board of Directors

Paul H. Ewig

Vice President

____________________________

A proxy card and postage free envelope are enclosed.

Proxy Statement

Mid-Wisconsin Financial Services, Inc.

March 20, 2008

Table of Contents

Page

Solicitation of Proxies

1

Proxies and Voting Procedures

1

Your Vote

1

Shareholders Entitled to Vote

1

Quorum, Required Vote, and Related Matters

2

Costs of Solicitation

2

Proxy Statement and Other Shareholder Proposals

3

Governance of the Company

3

The Board

3

Committees and Meetings

4

Proposal No. 1 – Election of Directors

5

Nominations for Director

5

Election of Directors

6

Director Compensation for 2007

8

Beneficial Ownership of Common Stock

10

Ownership of Board and Management

10

Section 16(a) Beneficial Ownership Reporting Compliance

10

Executive Officer Compensation

11

Summary Compensation Table for 2007

11

Outstanding Equity Awards at Fiscal Year-End 2007

13

Termination and Change in Control Payments

13

Audit Committee Report and Related Matters

15

Audit Committee Report

15

Independent Auditor Fees

16

Audit Committee Pre-Approval Policy

16

Proposal No. 2 – Ratification of The Appointment of Independent Auditors

17

i

Proxy Statement

Mid-Wisconsin Financial Services, Inc.

132 West State Street

Medford, Wisconsin 54451

March 20, 2008

Solicitation of Proxies

We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Mid-Wisconsin Financial Services, Inc. (the “Company”) for use at the 2008 annual meeting of shareholders, including any adjournment thereof.  The annual meeting will be held at 5:00 p.m., at the Simek Recreational Center, 1037 West Broadway Avenue, Medford, Wisconsin, on April 22, 2008.  Registration will begin at 4:30 p.m. to allow the meeting to begin promptly at 5:00 p.m.

Proxies and Voting Procedures

Your Vote

Your vote is important.  Whether or not you plan to attend the annual meeting, please sign, date, and return the enclosed proxy promptly in order to be sure that your shares are voted.  You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company at our principal office in Medford, Wisconsin by filing another duly executed proxy bearing a later date with the Secretary, or by giving oral notice at the annual meeting.

All shares represented by your properly completed proxy, if it has been submitted to the Company prior to the meeting and has not been revoked, will be voted in accordance with your instructions.  If you do not indicate how your shares should be voted on a proposal, the shares represented by your properly completed proxy will be voted as the Board recommends.

If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies in the form of proxy furnished to you by the Board will have discretion to vote on those matters according to their best judgment to the same extent as you would be entitled to vote.

Shareholders Entitled to Vote

Shareholders at the close of business on the record date are entitled to notice of and to vote at the annual meeting.  Each share is entitled to one vote on each proposal properly brought before the annual meeting.  Votes cast by proxy or in person at the annual meeting will be tabulated by an inspector of elections appointed by the Board.  On the record date, February 29, 2008, there were 1,641,799 shares of common stock outstanding.

Quorum, Required Vote, and Related Matters

Quorum.  A quorum is present if a majority of the votes entitled to be cast on a proposal are represented at the annual meeting in person or by proxy.  For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of the quorum.  Shares reported as broker non-votes are also considered to be shares present for purposes of determining whether a quorum is present.

“Street Name” Accounts.  If you hold shares in “street name” with a broker, bank, or other custodian, you will receive voting instructions from the holder of record of your shares.  In some cases, a broker may be able to vote your shares even if you provide no instructions (such as the election of directors), but on other matters your broker may vote the shares held for you only if you provide voting instructions.  Shares for which a broker does not have the authority to vote are recorded as a “broker non-vote” and are not counted in the vote by shareholders.

Election of Directors.  Directors are elected by a plurality of the votes cast by the shares entitled to vote (Proposal No. 1).  For this purpose, a “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum of three directors to be chosen at the annual meeting.  You may vote in favor of the nominees specified on the accompanying form of proxy or may withhold your vote as to one or more of such nominees.  Shares withheld or not otherwise voted in the election of directors (because of abstention, broker non-vote, or otherwise) will have no effect on the election of directors.

Approval of Auditor.  The appointment of our independent auditor (Proposal No. 2) will be approved if more shares are voted for the proposal than are voted against the proposal.  Shares not voted (because of abstention, broker non-vote, or otherwise) will have no effect on the approval of the auditor.

All Other Proposals.  As of the date of this proxy statement, there are no other proposals to be brought before the annual meeting.  Generally, a proposal other than the election of directors which is brought before the meeting will be approved if the votes cast for the proposal exceed the votes cast against the proposal.

Costs of Solicitation

In addition to solicitation by mail, officers, directors, and regular employees of the Company and its subsidiaries may solicit proxies in person or by telephone, facsimile, electronic mail, or other forms of communication.  Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries, and other nominees in forwarding proxy material to beneficial owners of our common stock, will be borne by the Company.

Proxy Statement and Other Shareholder Proposals

Any shareholder who intends to present a proposal at the annual meeting to be held in 2009 must deliver the written proposal to the Secretary of the Company at our office in Medford, Wisconsin:

•

not later than November 21, 2008, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or

•

on or after January 24, 2009, but on or before February 23, 2009, if the proposal is submitted pursuant to our bylaws, in which case we are not required to include the proposal in our proxy materials.

Shareholders may present a proposal at the 2009 annual meeting for consideration only if proper notice of the proposal has been given in accordance with one of these requirements.  Nominations for directors made from the floor at the annual meeting of shareholders to be held in 2009 require advance notice in accordance with the bylaws.

Governance of the Company

The Board

Number of Directors.  Our Board is composed of three classes, each consisting of three directors.  One class of directors is to be elected each year to serve a three-year term.  Any vacancy may be filled by the Board until the next succeeding annual meeting of shareholders.

Communicating with the Board.  Shareholders and others may communicate with the Board by writing to the Chairman at the Company’s corporate office, 132 West State Street, Medford, Wisconsin 54451.  Individual directors may also be contacted in writing at the same address.  Mail that prominently contains the words “Shareholder Communication” on the envelope will be forwarded unopened to the director to whom it is addressed.  Mail that is not so marked may be opened for sorting before forwarding to the individual directors to whom it is addressed.  If a complaint or concern involves accounting, internal accounting controls over financial reporting, or auditing matters, the correspondence may be addressed, and will be forwarded, to the Chairman of the Audit Committee.

Attendance at Board Meetings.  During 2007, the Board met 13 times.  All of the directors attended at least 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which they served.

Attendance at Annual Meetings.  The Board has an informal policy under which all directors are expected to attend the annual meeting of shareholders.  All outside directors attended the annual meeting held in 2007.

Certain Relationships and Related Transactions.  The Company has not adopted any formal policies or procedures for the review, approval, or ratification of transactions that may be required to be reported under the Securities and Exchange Commission (“SEC”) disclosure rules.  Any proposed transactions will be reviewed by the entire Board (other than the director involved) on a case-by-case basis, taking into consideration the availability of alternative providers to meet the Company’s requirements, the amount involved in the proposed transaction, the interest of the director or executive officer (or immediate family member) in the transaction, whether the services or products being proposed are available on terms that are comparable to similar arms-length transactions between unrelated parties, and such other factors as the Board may consider important and appropriate to its determination.

There was no transaction with related parties in 2007 that is required to be disclosed under the rules of the SEC because it exceeded $120,000 and one of our directors or executive officers (or their affiliates or members of their immediate family) had a direct or indirect material interest in such transaction.  During the year, in the ordinary course of business, our directors and officers and the directors and officers of the Bank, and many of their associates and the firms for which they serve as directors and officers, conducted banking transactions with the Bank or provided certain services to the Company.  All employees of the Bank are eligible to borrow up to a maximum of $100,000 at rates that are adjusted quarterly to an amount equal to the sum of (1) the average rate paid by the Bank on certificates of deposit, (2) 1.5%, and (3) the FDIC premium rate on deposits.  All other loans in 2007 to directors and officers and to persons or firms affiliated with such directors and officers were made at substantially the same interest rates as those prevailing at the time for comparable transactions with unrelated persons.  All loans made in 2007 to directors and officers and their affiliates were subject to substantially the same collateral requirements, did not involve more than normal risk of collectibility, and did not present other unfavorable features as compared to loans made to unrelated persons.  We expect that transactions such as those described above will continue in the future.

Director Independence.  Each of our directors, other than Mr. Warsaw, satisfies the criteria for director independence under the listing standards applicable to companies listed on The Nasdaq National Market stock exchange.  In reaching its determination of director independence, the Board considered the banking relationship described under the preceding paragraph.

Committees and Meetings

Nominating Committee.  The functions of a nominating committee are performed by the Board as a whole.  See “Proposal No. 1 – Election of Directors - Nominations for Director.”

Audit Committee.  The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of our financial statements, (2) the independent auditor’s qualifications and independence, (3) the performance of our internal audit function and independent auditors, and (4) our compliance with legal and regulatory requirements.  The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Each member of the Committee satisfies the criteria for independence under the listing standards applicable to companies listed on The Nasdaq National Market.  The Committee held six meetings during 2007.  Mr. Schoofs, Mrs. Hemer, Mr. Hallgren, and Mr. Lundin serve as members of the Audit Committee.  See “Audit Committee Report and Related Matters – Audit Committee Report.”

Compensation Committee.  The functions of a compensation committee are fulfilled by the Board’s Executive Committee and the Executive Committee of the board of directors of Mid-Wisconsin Bank (the “Bank”).  The Executive Committees of the Company and the Bank consist of the same individuals and are responsible for the administration of the compensation policies of the Company and the Bank.  The committees met three times during 2007.  See “Executive Officer Compensation – Compensation Discussion and Analysis.”

Proposal No. 1 – Election of Directors

Nominations for Director

The Board.  The Board believes that it is appropriate for the Board, as a whole, to identify and recommend nominees for directorships rather than using a separate nominating committee.  The basis for the Board’s position rests on the following considerations:

•

the nature of community-based banking requires directors who can be strong supporters of our business in our market area and the Board, as a whole, is better able to identify and evaluate such persons;

•

the nature of our community-based banking business increases the need to identify Board members who understand our market area rather than candidates who have national or regional banking experience;

•

all but one member of the Board is an independent director; and

•

the Board is relatively small and engages in active discussion of appropriate candidates.

Members of the Board do not take part in the consideration of their own candidacy.

Identification of Candidate and Shareholder Recommendations.  The Board will consider candidates recommended by shareholders, Board members, executive officers, employees, or other sources.  From time to time, the size of the Board may be adjusted to reflect the number of qualified Board candidates.  Persons considered for nomination will also include incumbents whose term will expire at the next annual meeting.

To recommend an individual for consideration as a director nominee by the Board, a shareholder should mail or otherwise deliver a written recommendation to the Board not later than the December 1 immediately preceding the annual meeting for which the individual is to be considered for inclusion as a nominee of the Board.  At a minimum, a shareholder recommendation should include the individual’s current and past business or professional affiliations and experience, age, stock ownership, particular banking or business qualifications, if any, and such other information as the shareholder deems relevant to assist the Board in considering the individual’s potential service as a director.

Qualifications.  The Board has adopted certain minimum qualifications for directors, including the requirement that each director is expected to acquire beneficial ownership of a minimum of 1,000 shares of our stock during the director’s first four years in office.  Directors may not continue to serve beyond the end of the calendar quarter in which they attain age 65.  In addition, certain actions or events are grounds for resignation, including filing for bankruptcy, maintaining a loan that has been classified because of default in its payment or other terms, or a physical or mental condition that renders the director incapable of performing his duties.

In addition to meeting the specific qualifications for director, the Board believes that persons nominated for director should have had a successful career in business or a profession that demonstrates an ability to understand the economic, financial, operational, and regulatory issues that have an impact on our banking business; possess a reputation for personal and professional integrity; be able to exercise independent judgment; and have a familiarity with our market area and customers.  Incumbent Board members are considered by the Board on the basis of these qualities and also on the basis of their service during their term in office.  In addition to considering the qualifications of a potential nominee, the Board also considers the qualifications of the nominee; the mix of age, skills, and experience of current Board members; and the expectation that one or more directors may leave the Board because of attaining mandatory retirement age or for other personal reasons.  All potential nominees submitted to, or identified by, the Board are evaluated on a similar basis for their level of qualifications and experience.

Election of Directors

At the annual meeting, shareholders will be asked to elect Dr. Kim A. Gowey, James P. Hager, and Brian B. Hallgren as Class I directors for terms that will expire at the annual meeting of shareholders to be held in 2011.  Each of the candidates has consented to serve if elected, but in the event one or more of the nominees is not a candidate at the annual meeting, it is the intention of the proxies to vote for such substitute or substitutes as may be designated by the Board.

The Board recommends a vote FOR the election of the three nominees for Class I director.  The following information is furnished with respect to the nominees and all continuing directors.  Unless specified, all current positions listed for a director have been held at least five years.

Name, Age, Principal	Class and Year	Year First
Occupation or Employment,	in Which Term	Became a
and Other Affiliations*	Will Expire	Director

Nominees for Class I Director

Dr. Kim A. Gowey, 54	Class I	2000
Chairman of the Company and Mid-Wisconsin Bank	2011
Kim A. Gowey, DDS Ltd

James P. Hager, 56	Class I	2000
General Manager, Harmony Country Cooperatives	2011

Brian B. Hallgren, 47	Class I	2000
Vice President, B&B Engineering Corporation	2011

Continuing Directors

Kathryn M. Hemer, 48	Class II	1999
Family Nurse Practitioner, The Medford Clinic	2009

Kurt D. Mertens, 52	Class II	1997
Secretary and Treasurer, Loos Machine Shop, Inc.	2009

James F. Warsaw, 57	Class II	2005
President and Chief Executive Officer of the Company and the Bank;	2009
previously, Bank Consultant, November 2003 to December 2005;
Executive Vice President, Bank of Ann Arbor, February 2003 to
November 2003; President and COO, Amcore Bank, NA,
December 1998 to April 2001

Frederick T. Lundin, 59	Class III	2006
Koenig & Lundin SC, Certified Public Accountants	2010

James F. Melvin, 58	Class III	1992
Vice Chairman of the Company	2010
President of the Melvin Companies (concrete products, construction materials, and services)

Robert J. Schoofs, 54	Class III	2000
Independent Businessman; previously, Vice President, Clasen	2010
Quality Coatings, Inc. (2006-2007); Corporate General Manager,
Weather Shield Mfg., Inc. (1994-2005); and CEO, the Peachtree
Companies, Inc. (2001-2005)

* Each director of the Company is also a director of Mid-Wisconsin Bank.

Director Compensation for 2007

The following table presents the compensation of our directors for 2007.  A description of our director compensation policy and plans follows the table.

	Fees Earned			Non-Equity	Nonqualified Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name(1)	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
	($)(2)	($)	($)	($)	($)	($)	($)

Dr. Kim A. Gowey	$25,250	–	–	–	–	–	$25,250
James P. Hager	$17,650	–	–	–	–	–	$17,650
Brian B. Hallgren	$15,000	–	–	–	–	–	$15,000
Kathryn M. Hemer	$14,400	–	–	–	–	–	$14,400
Frederick T. Lundin	$14,750	–	–	–	–	–	$14,750
James F. Melvin	$15,650	–	–	–	–	–	$15,650
Kurt D. Mertens	$17,000	–	–	–	–	–	$17,000
Robert J. Schoofs	$15,750	–	–	–	–	–	$15,750

(1)  This table excludes Mr. Warsaw.  No compensation was paid to Mr. Warsaw in 2007 for his services as a director.

(2)  Includes directors’ annual retainers which are automatically deferred under the 2005 Directors Deferred Compensation Plan and any meeting fees deferred on a voluntary basis by participating directors.

Retainer and Fees.  Mr. Warsaw did not receive any retainer or meeting fees for service on the boards of directors of the Company or the Bank in 2007.  All other directors were compensated in accordance with the following schedule:

Company		Bank

Annual Retainer		Annual Retainer
Directors	$2,100	Directors	$3,600
Chairman	$4,200	Chairman	$7,800
Vice Chairman	$3,000

Meeting Fees		Meeting Fees
Board	$ 350	Board	$ 350
Committee	$ 250	Loan Committee	$ 300
		Other Committees	$ 250
		All-day Meeting	$ 500

Directors Deferred Compensation Plans.  Each director’s annual retainer is deferred and credited to the director’s stock equivalent account under the 2005 Directors Deferred Compensation Plan.  Fees paid prior to 2005 were deferred and held under the Directors Deferred Compensation Plan.  Directors may also elect to defer Company and/or Bank meeting or committee fees and other director compensation into a stock equivalent account or a cash account.  Account balances may not be transferred between funds.  Stock equivalent units represent the number of shares of our common stock that could have been purchased with the amount of fees deferred if the fees had been paid in cash.  A director’s account under either plan is also credited with stock equivalent units representing the common stock that could have been purchased with the cash dividends earned on the accumulated stock equivalent units had they actually been issued common stock.  The value of stock equivalent units is determined based on the closing bid and ask prices for the Company’s common stock as quoted on the OTC Bulletin Board on the applicable date of payment of the retainer, meeting fees, or hypothetical dividend.  No actual stock is made available to the directors under the plan.  In addition to the annual retainer deferred for all directors during 2007, Dr. Gowey, Mr. Hallgren, Mrs. Hemer, Mr. Lundin, Mr. Melvin, Mr. Mertens, and Mr. Schoofs elected to defer all or a portion of their director or meeting fees otherwise payable to them.

Deferred fees credited to the cash account are credited with interest each fiscal year at a rate equal to 400 basis points less than our return on equity for the preceding fiscal year.  Accounts become payable after a director’s termination of service in a lump sum or in annual installments payable over a period not to exceed five years.  Amounts payable in installments are credited with interest at a rate equal to the prime rate as published by The Wall Street Journal.  The timing and form of payments are elected by each director.  In the event a director’s service terminates because of a change in control of the Company, payment of all deferred amounts will be made in a lump sum.  A “change in control” includes the acquisition of 25% or more of the Company’s common stock by a person or group (excluding stock acquired from the Company or acquired by an employee benefit plan sponsored by the Company), a change in the composition of the Board so that the individuals on the effective date of the plan (or the successive directors approved by them) no longer constitute a majority of the directors, shareholder approval of a merger in which the Company’s shareholders will own less than 60% of the shares of the new combined entity in substantially the same proportions as immediately prior to the merger, and shareholder approval of a liquidation or dissolution of the Company.

Retirement Plan.  Directors who complete 20 years of service as a director are eligible to receive a retirement benefit equal to the retainer fees that would have been earned during their first year of retirement.  Directors who retire with less than 20 years of service receive a prorated retirement benefit (with a minimum of 50%) of the retainer fees paid by the Company and the Bank during their first year of retirement.  Retired directors remain available for consultation for a one-year period following retirement.

Beneficial Ownership of Common Stock

Ownership of Board and Management

Based on information publicly available from the SEC on the record date, no shareholder was known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

The following table sets forth, based on statements filed with the SEC or otherwise made to us, the amount of common stock that is deemed beneficially owned on the record date by each of the directors and each of the executive officers named in the Summary Compensation table under “Executive Officer Compensation.”  The amounts indicated include, as applicable, shares subject to options exercisable within 60 days, shares held by spouses and minor children, and shares held indirectly in trust for the benefit of the directors and/or their spouses, children, or parents.

	Shares of Common	Percent
Name	Stock Beneficially Owned	of Class
Kim A. Gowey, DDS	60,522	3.7%
James P. Hager	1,425	*
Brian B. Hallgren	1,445	*
Kathryn M. Hemer	3,184	*
Frederick T. Lundin	300	–
James F. Melvin	45,188	2.8%
Kurt D. Mertens	16,177	*
Robert J. Schoofs	3,000	*
James F. Warsaw	23,514(1)	1.4%
Paul H. Ewig	875(1)	*
William A. Weiland	7,508(1)	*
All directors, nominees, and executive officers as a group (11 persons)	163,077(1)	9.9%

 * Less than 1%

(1) Includes options exercisable by:  Mr. Warsaw, (3,750 shares), Mr. Ewig (875 shares), and Mr. Weiland (4,122 shares).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers and persons who own more than 10% of our common stock (“reporting persons”) to file reports of ownership and changes in ownership with the SEC.  Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC.  Based solely on our review of the copies of the Section 16(a) forms received by us or upon written representations from certain of these reporting persons as to compliance with the Section 16(a) regulations, we are of the opinion that during the 2007 fiscal year, all other filing requirements applicable under Section 16 to the reporting persons were satisfied.

Executive Officer Compensation

Summary Compensation Table for 2007

The following table sets forth the compensation awarded to, earned by, or paid by us and our subsidiaries during the year ended December 31, 2007, to our principal executive officer and each other executive officer as of December 31, 2007, whose total compensation exceeded $100,000.

							Nonqualified
						Non-Equity	Deferred
Name and				Stock	Option	Incentive Plan	Compensation	All Other
Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
		($)(1)	($)	($)	($)(2)	($)(1)	($)	($)	($)

James F. Warsaw	2007	$230,573	–	–	$5,746	–	–	$35,505(3)	$271,824
President, CEO, and	2006	$230,000	–	–	$5,746	–	–	$31,463	$267,209
a director of the
Company and the
Bank

Paul H. Ewig	2007	$120,622	–	–	$2,979	–	–	$12,434(4)	$136,035
Vice President and	2006	$ 30,000	$10,000	–	$2,979	–	–	$ 5,000	$ 47,979
Chief Financial
Officer*

William A. Weiland	2007	$130,028	–	–	$2,934	–	–	$20,865(5)	$153,827
Secretary of the	2006	$124,500	–	–	$2,934	–	–	$19,888	$147,322
Company and
Executive Vice
President of the Bank

 *  Mr. Ewig commenced employment with the Company on October 2, 2006.

(1)  Includes compensation deferred by officers under 401(k) plan.

(2)  Amounts indicated represent the compensation expense of 2006 option grants recognized for financial reporting purposes in 2007 under Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (“FAS 123R”).  Additional information concerning the recognition of compensation expense with respect to these grants, and the assumptions used in the calculation of compensation expense attributable to the grant of the options included in the table, is set forth in Notes 1 and 16 to the Notes to Consolidated Financial Statements included in Item 8 of the Company’s Form 10-K for the year ended December 31, 2007.

(3)  Includes contribution of $11,529 under 401(k) plan; $11,529 money purchase plan contribution; $10,250 for the lease value of vehicle; and $2,197 with respect to personal use of Bank vehicle.

(4)  Includes contribution of $6,217 under 401(k) plan and $6,217 money purchase plan contribution.

(5)  Includes contribution of $6,501 under 401(k) plan; $6,501 money purchase plan contribution; $6,850 for the lease value of vehicle; and $1,013 with respect to personal use of Bank vehicle.

Employment Agreement.  Mr. Warsaw is the only executive officer of the Company employed under an employment agreement.  All other executive officers are at-will employees of the Company or the Bank.  Mr. Warsaw’s employment agreement is for a term of three years unless the term of employment is terminated earlier pursuant to its terms.  Mr. Warsaw receives an annual base salary of $230,000 and is eligible to participate in a cash bonus plan which will provide for a target bonus equal to 30% of his base salary and a maximum bonus equal to 50%.  The criteria for such plan are to be established annually by agreement between Mr. Warsaw and the Board with 80% based on Company and Bank-wide criteria and 20% on satisfaction of individual performance goals.  Mr. Warsaw participates, on the same terms as other executives, in all of the retirement and welfare benefit plans of the Company and receives the use of an automobile.  The compensation attributable to the Company’s provision of an automobile is included in the Summary Compensation table.  Amounts payable to Mr. Warsaw in connection with his termination of employment prior to the expiration of the term of his agreement are described under the section heading “Termination and Change in Control Payments.”

Stock Option Grants.  All option awards indicated in the Summary Compensation Table were made pursuant to the 1999 Stock Option Plan.  Options granted in 2006 vest in four annual increments of 25% beginning on the first anniversary of the date of grant, with vesting accelerated upon optionee’s termination of employment due to death, disability, or retirement, or a change in control.  See discussion under the section heading “Termination and Change in Control Payments.”  Options must be exercised within 10 years of the date of grant, or if termination of employment occurs before 10 years under extended time periods which can range from three months for a normal termination to two years in the case of retirement.  Options are forfeitable upon a termination of employment for cause, as defined in the plan.  Options granted in 2006 contain a one-time reload feature.  The Company will issue (reload) a new grant for the number of shares required to pay for the cost of the shares being exercised and the number of shares needed to cover the related tax liability incurred when exercising the option.  Reloaded options are subject to the same maturity date as the original, although the new option price will be adjusted to reflect the market price of our stock on the date of exercise of the original option.  The reload feature is intended to encourage the exercise of options and the acquisition of actual shares of stock.  The reload feature must be exercised before termination of employment.  Each optionee has also signed a non-solicitation agreement as a further condition to exercise the options.  The non-solicitation agreement contains a one-year prohibition on soliciting Bank customers, as defined in the agreement, or performing substantially similar executive or managerial services for a competitor of the Bank whose principal office is located within specified Bank market areas.  The non-solicitation agreements also contain a two-year prohibition on the use of confidential information of the Company or the Bank.

Outstanding Equity Awards at Fiscal Year-End 2007

Stock options outstanding at December 31, 2007, held by the officers named in the Summary Compensation table are indicated below.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)

James F. Warsaw	1,875	5,625(1)	0	$36.00	01/31/16	–	–	–	–
Paul H. Ewig	875	2,625(2)	–	$38.25	10/02/16	–	–	–	–
William A. Weiland	957	2,872(1)	–	$36.00	01/31/16	–	–	–	–
	319	–	–	$33.70	01/19/15
	375	–	–	$29.25	01/02/14
	411	–	–	$28.13	01/02/13
	379	–	–	$26.63	01/02/12
	384	–	–	$25.50	01/02/11
	340	–	–	$28.25	01/12/10

(1) Options vest in annual increments of 25% beginning on the first anniversary of date of grant, January 31, 2006.

(2) Options vest in annual increments of 25% beginning on the first anniversary of date of grant, October 2, 2006.

Termination and Change in Control Payments

The Company maintains certain arrangements that will provide payments to officers named in the Summary Compensation table at, following, or in connection with their termination of employment or a change in control of the Company.  The following paragraphs describe those arrangements and the estimated dollar amounts of the payments to be made under such arrangements.

Mr. Warsaw’s Employment Agreement.  In order to assure management continuity and stability, the Company has entered into an employment and change in control agreement with Mr. Warsaw (see discussion under the section heading “Employment Agreement”).  Mr. Warsaw’s agreement provides for a three-year term of employment which expires on December 12, 2008, subject to certain termination rights of Mr. Warsaw and the Company under the terms of the agreement.  In the event of a termination by the Company without cause, Mr. Warsaw is entitled to receive a severance payment equal to one year’s salary, and $650,000 if the termination occurs within one year after, or in contemplation of, a “change in control” at the Company.  In either event, the Company will reimburse Mr. Warsaw for amounts paid by him to continue medical, health, and dental coverage for a period of eighteen months.  For purposes of this agreement, a “change in control” means:

•

the acquisition of 30% or more of the Company’s common stock by a person or group (excluding stock acquired from the Company or acquired by an employee benefit plan sponsored by the Company);

•

a change in the composition of the Board so that the incumbent directors on the effective date of the plan (or the successive directors approved by them) no longer constitute a majority of the directors;

•

shareholder approval of a merger in which (1) the Company’s shareholders will beneficially own less than 60% of the shares of the new combined entity in substantially the same proportion as shares of the Company were beneficially owned immediately prior to the merger, (2) any person will own at least 30% of the stock of the combined entity, and (3) less than a majority of the members of the board of directors of the new entity were members of the Board at the time the agreement was signed or approved by the Board; and

•

shareholder approval of a liquidation or dissolution of the Company or sale of all or substantially all of the assets of the Company, other than a sale to a corporation in which (1) the Company’s shareholders will beneficially own less than 60% of the shares in substantially the same proportion as shares of the Company were beneficially owned immediately prior to the sale, (2) any person will own at least 30% of the stock of the corporation (except to the extent such person owned 30% before such sale), and (3) less than a majority of the members of the board of directors of the new entity were members of the Board at the time the agreement of sale was signed or approved by the Board.

In the event of termination for cause, Mr. Warsaw is not entitled to any further benefits under the agreement.  “Cause” is defined under the agreement as (1) acts that result in the payment of a claim under a blanket banker fidelity bond policy; (2) any intentional and willful failure on the part of Mr. Warsaw to substantially perform his duties under the agreement; (3) any willful misconduct in the course of Mr. Warsaw’s employment that is demonstrably and materially injurious to the Company or the Bank; (4) any breach of fiduciary duty involving personal profit or the commission of certain crimes, including theft, embezzlement, misapplication of funds, unauthorized issuance of obligations, and false entries; (5) acts or omissions to act that result in the material violation by Mr. Warsaw of any policy established by the Bank that is designed to insure compliance with applicable banking, securities, employment discrimination, or other laws or that cause or result in the Bank’s violation of such laws; or (6) any breach of the employment agreement by Mr. Warsaw.  The non-competition provisions of the agreement have been superceded by a non-solicitation and confidentiality agreement in a form entered into with other executive officers that prohibits competition with the Company for a period of twelve months after termination of employment.

Option Grants.  The Company’s 1999 Stock Option Plan provides that in the event of a change in control, all options become immediately vested and exercisable.  In addition, each optionee may elect, within 60 days following the change in control, to surrender the option for an immediate lump sum cash payment equal to the excess of (1) highest price in any tender or exchange offer for the Company’s stock resulting in the change in control, or (2) the highest fair market value of the Company’s stock on any day in the 60-day period ending on the effective date of the change in control.  Payments are to be made by the Company within five business days after an employee’s election to receive the lump sum value provided.  For purposes of the 1999 Stock Option Plan, a “change in control” means:

•

the acquisition of 25% or more of the Company’s common stock by a person or group (excluding stock acquired from the Company or acquired by an employee benefit plan sponsored by the Company);

•

a change in the composition of the Board so that the incumbent directors on the effective date of the plan (or the successive directors approved by them) no longer constitute a majority of the directors;

•

shareholder approval of a merger in which (1) the Company’s shareholders will beneficially own less than 60% of the shares of the new combined entity in substantially the same proportion as shares of the Company were beneficially owned immediately prior to the merger, (2) any person will own at least 25% of the stock of the combined entity, and (3) less than a majority of the members of the board of directors of the new entity were members of the Board at the time the agreement was signed or approved by the Board; and

•

shareholder approval of a liquidation or dissolution of the Company.

Audit Committee Report and Related Matters

Audit Committee Report

The Audit Committee assists the Board in monitoring the integrity of the Company’s financial statements and the independence and the performance of the Company’s independent auditor.  This report summarizes the actions of the Committee with respect to the Company’s financial statements for the last fiscal year.

Management has primary responsibility for the Company’s financial statements and the filing of financial reports with the SEC.  The Committee met periodically with management, internal audit personnel, and representatives of the Company’s independent auditor, to review and discuss the Company’s financial statements prior to their issuance.  Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles.  The Committee’s review of the financial statements included discussion with the independent auditor of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee received from the independent auditor the written disclosure and the letter relating to the independence of the firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  The Committee also discussed with the independent auditor the independence of the firm for the purposes of expressing an opinion on the Company’s financial statements and considered whether the provision of nonaudit services is compatible with maintaining the independence of the firm.

On the basis of its reviews and discussions concerning the financial statements and the independence of the auditor described above, the Audit Committee recommended to the Board that it approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.

Audit Committee

Frederick T. Lundin, Chair

Robert J. Schoofs

Kathryn M. Hemer

Brian B. Hallgren

Independent Auditor Fees

The following table presents aggregate professional fees paid or accrued during the 2007 and 2006 fiscal years in the categories specified.  All services performed received pre-approval by the Audit Committee.

	2007	2006
Audit Fees(1)	$ 76,025	$ 69,500
Audit-Related Fees(2)	8,000	11,691
Tax Fees(3)	24,830	10,091
All Other Fees(4)	8,710	0
Total	$117,565	$ 91,282

(1)  Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits and review of SEC filings.

(2)  Audit-related fees consisted principally of audits of employee benefit plans and due diligence services, and include fees related to accounting consultations in 2007.

(3)  Tax fees represent professional services related to tax compliance and consultation.

(4)  Review of Sarbanes-Oxley Section 404 work.

Audit Committee Pre-Approval Policy

Audit services, audit-related services, and ongoing tax services for 2007, along with the fees for such services, were approved on a case-by-case basis by the Audit Committee prior to the performance of such services.  In granting approval for a service, the type and scope of service, the fees, whether the service is permitted to be performed by an independent auditor, and whether such service is compatible with maintaining the auditor’s independence were considered.

Proposal No. 2 – Ratification of The

Appointment of Independent Auditors

At the annual meeting, shareholders will be asked to ratify the appointment of the firm of Wipfli LLP (“Wipfli”) as independent auditor to audit our books, records, and accounts for the fiscal year ending December 31, 2008.  Although action by the shareholders in this matter is not required and is not binding should the Board believe it is appropriate to retain another firm as independent auditor, the Board believes it is appropriate to seek shareholder ratification of this appointment in light of the critical role played by the independent auditor in maintaining the integrity of our financial controls and reporting.  The firm has served as our auditor since 1990.

Representatives of Wipfli will be present at the annual meeting and will have an opportunity to make a statement or respond to appropriate questions.

The Board recommends a vote FOR the approval of the appointment of Wipfli LLP.  In the event the shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

Please sign, date, and return your proxy promptly.

MID-WISCONSIN FINANCIAL SERVICES, INC.

PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING

April 22, 2008

The undersigned hereby appoint(s) James F. Warsaw and James F. Melvin, and each of them, with full power of substitution, proxies of the undersigned to vote all shares of common stock of Mid-Wisconsin Financial Services, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 22, 2008, and at any adjournments thereof (the “Annual Meeting”).  The proxies have the authority to vote such stock as directed below with respect to the proposals set forth in the proxy statement dated March 20, 2008, with the same effect as though the undersigned were present in person and voting such shares.  The undersigned hereby revokes all proxies previously given to vote at the Annual Meeting.

The Board of Directors recommends a vote FOR the election of each nominee and ratification of the appointment of the independent auditor.

1.

Election of Class I directors:  Kim A. Gowey, DDS; James P. Hager; Brian B. Hallgren

FOR   ☐    WITHHOLD AUTHORITY   ☐

Instruction:  To withhold authority to vote for any individual nominee(s), print the name of the nominee(s) on the line below:

____________________________________________________________________________________________________

2.

To ratify the appointment of Wipfli LLP as independent auditor for the year ending December 31, 2008.

FOR   ☐     AGAINST   ☐     ABSTAIN   ☐

(Continued and to be signed on reverse side.)

If no specific voting instructions are given, the shares represented by this proxy will be voted as recommended by the Board of Directors.

(Continued from other side)

Please sign exactly as name appears below.

When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

_______________________________________________

Signature

_______________________________________________

Signature if held jointly

Dated  ____________________________________, 2008

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.